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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 9, 2007


                                PVF Capital Corp.
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               (Exact Name of Registrant as Specified in Charter)

           Ohio                         0-24948                 34-1659805
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction     Commission File Number      (I.R.S. Employer
    of Incorporation)                                       Identification No.)

                 30000 Aurora Road, Solon, Ohio             44139
            ----------------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 25, 2007, PVF Capital Corp. (the "Company") filed a Form 8-K with respect to its unaudited financial results for the quarter ended September 30, 2007. Such unaudited financial results contained certain errors as a result of the overstatement of interest income by the amount of $131,027. As a result of this error, among other changes, net income for the three months ended September 30, 2007 should have been reported as $611,000 instead of $698,000 as was reported on October 25, 2007. A schedule showing previously reported and corrected information as of and for the three months ended September 30, 2007 is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Not applicable.

    (b)   Not applicable.

    (c)   Not applicable

    (d)   The following exhibit is filed herewith:

          Exhibit 99.1       Corrected financial information






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PVF CAPITAL CORP.



Dated:  November 14, 2007           By: /s/ John R. Male
                                        ----------------------------------------
                                        John R. Male
                                        Chairman of the Board and Chief
                                        Executive Officer
                                        (Duly Authorized Representative)